                                                                   EXHIBIT 10.14

                           LOAN MODIFICATION AGREEMENT

      This Loan Modification Agreement is entered into as of August 6, 1997, by and between International Integration Incorporated ("Borrower") whose address is 101 Main Street Cambridge, MA 02142 and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated August 8, 1995 in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00) (the "Working Capital Line") and being executed concurrently herewith, a Promissory Note in the original principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Equipment Line"). The Working Capital Line and the Equipment Line shall collectively be referred to as the "Notes". The Notes, together with other promissory notes from Borrower to Lender, are governed by the terms of a Letter Agreement, dated August 8, 1995, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL: Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated August 8, 1995. In addition, Borrower has agreed not to further encumber or pledge any of its Intellectual Property, pursuant to that certain Negative Pledge Agreement dated August 8, 1995.

Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.     DESCRIPTION OF CHANGE IN TERMS.

       A.   MODIFICATION(S) TO NOTE.

            1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on August 5, 1998. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date beginning September 5, 1997, and all subsequent interest payments shall be due on the same day of each month thereafter.

            2. Notwithstanding anything to the contrary contained in the paragraph entitled "Variable Interest Rate" upon Borrower's completion of a successful Initial Public Offering ("IPO"), the interest rate to be applied to the unpaid principal balance of the Note shall decrease to Lender's current Index then in effect. Such interest rate change shall be effective as of the first day of the month following Lender's receipt of evidence indicating Borrower has met the above described criteria.

       B.   MODIFICATION(S) TO LOAN AGREEMENT.

            1. The paragraph beginning with the words "Funds shall be advanced under the Working Capital Line" is hereby amended to read as follows:

                  Funds shall be advanced under the Working Capital Line according to a Borrowing Base formula, as determined by Lender, as defined as follows: The lesser of (a) $2,000,000.00 minus (i) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) minus
                  (ii) the Foreign Exchange Reserve and (iii) minus the Merchant Services Sublimit, or (b) the sum of (i) Seventy-five percent (75%) of eligible accounts receivable minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus (iii) the Foreign Exchange Reserve). Eligible accounts receivable shall include, but not be limited to, those billed accounts outstanding less than 90 days from the date of invoice, including foreign accounts receivable (approved by Lender on a case-by-case basis), but shall exclude all government, contra, and intercompany accounts; and exclude accounts wherein 50% or more of the account is outstanding more than 90 days from the date of invoice. Any account which alone exceeds 30% of total accounts will be ineligible to the extend said account exceeds 30% of total accounts (higher concentrations may be approved by Lender, on a case-by-case basis). Also exclude any credit balances which are aged past 90 days. Also ineligible are any accounts which Lender in its sole judgment excludes for valid credit reasons.

            2. Notwithstanding anything to the contrary contained in the paragraph beginning with the words "Borrowings under the Working Capital Line" upon Borrower's completion of a successful Initial Public Offering ("IPO"), the interest rate to be applied to the unpaid principal balance of the Note shall decrease to Lender's current Index then in effect. Such interest rate change shall be effective as of the first day of the month following Lender's receipt of evidence indicating Borrower has met the above described criteria.

            3. The following paragraph entitled "Cash Management Services Sublimit" is hereby incorporated into the Loan Agreement:

                  Borrower may utilize up to an aggregate amount not to exceed $1,000,000.00 for Cash Management Services provided by Lender, which services may include merchant services, PC-ACH, direct deposit of payroll, corporate credit card, and other related check cashing services as defined in that certain Cash Management Services Agreement provided to Borrower in connection herewith (a "Cash Management Service", or the "Cash Management Services"). All amounts actually paid by Lender in respect of a Cash Management Service or Cash Management Services shall, when paid, constitute an advance under the Working Capital Line.

            4. The following paragraph entitled "Cash Flow Coverage" is hereby incorporated into the Section entitled "Affirmative Covenants" in the Loan Agreement:

                  Cash Flow Coverage - (Tested Quarterly) Maintain a minimum Cash Flow Coverage of 1.75 to 1.00.

                  Cash Flow Coverage is defined as earnings before interest taxes depreciation and amortization divided by current maturities long term debt plus interest expense.

5. PAYMENT OF LOAN FEES. Borrower shall pay Lender a fee in the amount of Ten Thousand and 00/100 Dollars ($10,000.00) for the Working Capital Line, plus all out-of-pocket expenses (the "Loan Fee").

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

11. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee and Lender's receipt of the Equipment Line promissory note fully executed by Borrower.

       This Loan Modification Agreement is executed as of the date first written above.

BORROWER:


INTERNATIONAL INTEGRATION INCORPORATED


By: /s/ LAWRENCE P. BEGLEY
    -----------------------------------------

Name: LAWRENCE P. BEGLEY
      ---------------------------------------

Title: CFO
       --------------------------------------

LENDER:


SILICON VALLEY BANK, doing business as
SILICON VALLEY EAST


By: /s/ J. S. PARSONS
    -----------------------------------------

Name: J. S. PARSONS
      ---------------------------------------

Title: SENIOR V.P.
       --------------------------------------


SILICON VALLEY BANK


By: /s/ AMY B. YOUNG
    -----------------------------------------

Name: AMY B. YOUNG
      ---------------------------------------

Title: ASST. VICE PRESIDENT
       --------------------------------------
        (Signed at Santa Clara County, CA)

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of August 7, 1996, by and between International Integration Incorporated ("Borrower") whose address is 101 Main Street Cambridge, MA 02142 and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated August 8, 1995 in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00) (the
"Note"). The Note, together with other promissory notes from Borrower to Lender, is governed by the terms of a Letter Agreement, dated August 8, 1995, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL: Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated August 8, 1995 (the "Security Agreement"). In addition, Borrower has agreed not to further encumber or pledge any of its Intellectual Property, pursuant to that certain Negative Pledge Agreement dated August 8, 1995.

Hereinafter, the above-described security documents, together with all other documents securing payment of the Note (and other notes executed by Borrower in favor of Lender) shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3. DESCRIPTION OF CHANGE IN TERMS.

       A.   MODIFICATION(S) TO NOTE.

            1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on August 6, 1997. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date beginning September 6, 1996, and all subsequent interest payments shall be due on the same day of each month thereafter.

            2. The interest rate to be applied to the unpaid principal balance of the Note is hereby decreased, effective as of the date hereof, to one-half (.5000%) percentage point over Lender's current Index.

       B.   MODIFICATION(S) TO LOAN AGREEMENT.

            1. The paragraph beginning with the words "Funds shall be advanced under the Working Capital Line" is hereby amended to read as follows:

                  Funds shall be advanced under the Working Capital Line according to a Borrowing Base formula, as determined by Lender on a monthly basis, as defined as follows: The lesser of (a) $2,000,000.00 minus (i) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus (ii) the Foreign Exchange Reserve or (b) Seventy-five percent (75%) of eligible accounts receivable minus (i) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus (ii) the Foreign Exchange Reserve). Eligible accounts receivable shall include, but not be limited to, those billed accounts outstanding less than 90 days from the date of invoice, including foreign accounts receivable, (approved by Lender on a case-by-case basis), but shall exclude all government, contra, and intercompany accounts; and exclude accounts wherein 50% or more of the account is outstanding more than 90 days from the date of invoice. Any account which alone exceeds 30% (higher concentrations may be approved by Lender, on a case-by-case basis) of total accounts will be ineligible to the extend said account exceeds 30% of total accounts. Also exclude any credit balances which are aged past 90 days. Also ineligible are any accounts which Lender in its sole judgment excludes for valid credit reasons.

            2. The paragraph entitled "Tangible Capital Base" is hereby amended to read as follows:

                  TANGIBLE CAPITAL BASE - (Tested Monthly) Maintain a minimum Tangible Capital Base (TCB) of $2,800,000,.00 increasing by 80% of quarterly profits and 70% of equity proceeds as of the quarter ending September 30, 1996, and quarterly thereafter. TCB is defined as Stockholders' Equity plus Subordinated Debt (debt which is formally subordinated to the Lender) less intangibles (including but not limited to Goodwill, Capitalized Software and Excess Purchase Costs).

            3. The paragraph entitled "Liquidity" is hereby amended in part, to read as follows:

                  "Quick Ratio" is defined as the sum of cash and account receivables (net of those unbilled) divided by current liabilities exclusive of deferred revenues.

            4. For calculation purposes of the Profitability covenant, net profit is exclusive of capitalized software costs.

4. PAYMENT OF LOAN FEE. Borrower shall pay Lender a fee in the amount of Seventeen Thousand Five Hundred and 00/100 Dollars ($17,500.00) plus all out-of-pocket expenses (the "Loan Fee").

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8 JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

10. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

      This Loan Modification Agreement is executed as of the date first written above.

BORROWER:


INTERNATIONAL INTEGRATION, INCORPORATED


By: /s/ LAWRENCE P. BEGLEY
    -----------------------------------------

Name: LAWRENCE P. BEGLEY
      ---------------------------------------

Title: CHIEF FINANCIAL OFFICER
       --------------------------------------


LENDER:


SILICON VALLEY BANK, doing business as
SILICON VALLEY EAST


By: /s/ JANE A. BRAUN
    -----------------------------------------

Name: JANE A. BRAUN
      ---------------------------------------

Title: VICE PRESIDENT
       --------------------------------------


SILICON VALLEY BANK


By: /s/ CHRISTINE WARE
    -----------------------------------------

Name: CHRISTINE WARE
      ---------------------------------------

Title: VICE PRESIDENT
       --------------------------------------
        (Signed at Santa Clara County, CA)

                           LOAN MODIFICATION AGREEMENT

      This Loan Modification Agreement is entered into as of August 28, 1997, by and between International Integration Incorporated ("Borrower") whose address is 101 Main Street Cambridge, MA 02142 and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated August 8, 1995 in the original principal amount of Two Million and 00/100 Dollars ($2,000,000.00) (the "Working Capital Line") and a Promissory Note dated August 6, 1997, in the original principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00) (the "Equipment Line"). The Working Capital Line and the Equipment Line shall collectively be referred to as the "Notes". The Notes, together with other promissory notes from Borrower to Lender, are governed by the terms of a Letter Agreement, dated August 8, 1995, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL: Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated August 8, 1995. In addition, Borrower has agreed not to further encumber or pledge any of its Intellectual Property, pursuant to that certain Negative Pledge Agreement dated August 8, 1995.

Hereinafter, the above-described security documents, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3. DESCRIPTION OF CHANGE IN TERMS.

       A.   MODIFICATION(S) TO LOAN AGREEMENT.

            Notwithstanding anything to the contrary contained in the paragraph entitled "Affirmative Covenants" Lender shall allow Borrower to provide its 1996 audited fiscal year end financial statements no later than October 31, 1997.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

7. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

8. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

       This Loan Modification Agreement is executed as of the date first written above.

BORROWER:


INTERNATIONAL INTEGRATION INCORPORATED


By: /s/ LAWRENCE P. BEGLEY
    -----------------------------------------

Name: LAWRENCE P. BEGLEY
      ---------------------------------------

Title: 7/4/97
       --------------------------------------


LENDER:


SILICON VALLEY BANK, doing business as
SILICON VALLEY EAST


By: /s/ JANE A. BRAUN
    -----------------------------------------

Name: JANE A. BRAUN
      ---------------------------------------

Title: VICE PRESIDENT
       --------------------------------------


SILICON VALLEY BANK


By: /s/ MICHAEL E. JORDAN
    -----------------------------------------

Name: MICHAEL E. JORDAN
      ---------------------------------------

Title: LOAN DOCS OFFICER
       --------------------------------------
        (Signed at Santa Clara County, CA)


                                       2